UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
In connection with the signing of an asset purchase agreement relating to the acquisition of substantially all of the assets used in the operation of Consolidated Waste, LLC and its relevant subsidiaries (the “Transaction”), Casella Waste Systems, Inc. (the “Company”) entered into a Commitment Letter, dated as of June 9, 2023 (the “Unsecured Bridge Commitment Letter”), with Raymond James Bank and Stifel Bank & Trust (collectively, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties committed, on the terms and conditions set forth in the Unsecured Bridge Commitment Letter, to provide the Company with unsecured bridge financing in the amount of up to $200 million to fund a portion of the consideration for the Transaction and to pay fees, costs and expenses incurred in connection with the Transaction. Reference is hereby made to the Company’s Current Report on Form 8-K filed on June 12, 2023 for a description of the terms of the Unsecured Bridge Commitment Letter, which description is incorporated herein by reference. On June 16, 2023, pursuant to the terms of the Unsecured Bridge Commitment Letter, and as a result of the receipt by the Company of net proceeds in excess of $200 million from the Company’s underwritten public offering of Class A common stock, the Commitment Parties’ funding commitment under the Unsecured Bridge Commitment Letter was reduced to zero and the Unsecured Bridge Commitment Letter was terminated.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: June 20, 2023	By:	/s/ John W. Casella
John W. Casella
Chairman and Chief Executive Officer

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